                                                                    EXHIBIT 99.2

                         Notice of Guaranteed Delivery

                                      for

                           Tender of all Outstanding

                          9 1/8% Senior Notes due 2006
                              in Exchange for New
                          9 1/8% Senior Notes due 2006

                                      and

                          9 1/2% Senior Notes due 2009
                              in Exchange for New
                          9 1/2% Senior Notes due 2009

                                       of

                         Global Crossing Holdings Ltd.

   Registered holders of unregistered, outstanding 9 1/8% Senior Notes due 2006 and unregistered, outstanding 9 1/2% Senior Notes due 2009 (the "Restricted Notes") who wish to tender their Restricted Notes in exchange for a like principal amount of new 9 1/8% Senior Notes due 2006 and new 9 1/2% Senior Notes due 2009, respectively (the "Exchange Notes") and whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The New Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus Supplement.

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

   The undersigned hereby tenders to the Exchange Agent the principal amount of Restricted Notes indicated below, upon the terms and subject to the conditions
contained in the Prospectus Supplement dated [    ] and the Prospectus dated
April 19, 2000 of Global Crossing Holdings Ltd. (the "Prospectus Supplement" and the "Prospectus", respectively), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED
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
                                               Certificate
                          Name and address    Number(s) of
                            of registered   Restricted Notes
                            holder as it      Tendered (or
                           appears on the   Account Number at Principal Amount
                          Restricted Notes     Book-Entry       of Restricted
Name of Tendering Holder   (Please Print)       Facility)      Notes Tendered
------------------------------------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------

                          ----------------------------------------------------

                                   SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address: _______________________________________________________________________

    _________________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________


                                       2
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Restricted Notes (or a confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus Supplement and the Letter of Transmittal).


Name of Firm: _________________________________________________________________

Address: ______________________________________________________________________


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                                                                     (Zip Code)


Area Code and Telephone No.: __________________________________________________


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                            (Authorized Signature)

Title: ________________________________________________________________________

Name: _________________________________________________________________________

-------------------------------------------------------------------------------
                            (Please type or print)

Date: _________________________________________________________________________

NOTE: DO NOT SEND RESTRICTED NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. RESTRICTED NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.